                             MEDCATH HOLDINGS CORP.

                              LETTER OF TRANSMITTAL
                                       FOR
                                OFFER TO EXCHANGE

                          9 7/8% SENIOR NOTES DUE 2012
     WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                           FOR ANY AND ALL OUTSTANDING
                          9 7/8% SENIOR NOTES DUE 2012
   WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED


      PURSUANT TO THE PROSPECTUS DATED OCTOBER 19, 2004.



--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON NOVEMBER 23, 2004, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:
                         U.S. BANK NATIONAL ASSOCIATION

                    By Messenger, Mail or Overnight Delivery:

                         U.S. Bank National Association
                              60 Livingston Avenue
                            St. Paul, Minnesota 55107
                         Attention: Specialized Finance

                             Facsimile Transmission:
                               (651) 495-8158 (MN)

                              Confirm by Telephone:
                               (800) 934-6802 (MN)

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND DELIVERED.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR
OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         The undersigned acknowledges receipt of the prospectus, dated
October 20, 2004 (the "Prospectus"), of MedCath Holdings Corp., a Delaware corporation (the "Company"), and this Letter of Transmittal and instructions hereto (this "Letter"), which together constitute the Company's offer to exchange (the "Exchange Offer") 9 7/8% Senior Notes Due 2012 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus forms a part, for any all of its outstanding 9 7/8% Senior Notes Due 2012 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

         For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will bear interest at a rate equal to 9 7/8% per annum. Interest on the New Notes is payable semiannually in cash in arrears, commencing January 15, 2005, on January 15 and July 15 of each year (each, an "Interest Payment Date") and shall accrue from July 7, 2004, or from the most recent Interest Payment Date with respect to the Old Notes to which interest was paid or for which interest was duly provided. The New Notes will mature on July 15, 2012.

         This Letter must be completed and delivered by a holder of Old Notes if: (i) certificates representing Old Notes are to be forwarded herewith or (ii) tenders of Old Notes are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), as the case may be, and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 to this Letter. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message transmitted by DTC and received by the Exchange Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by the terms of this Letter and that the Company may enforce this Letter against such participant. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned has completed the appropriate boxes below and has executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, list the Note numbers and principal amounts of Old Notes on a separately signed schedule and affix the schedule to this Letter. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

----------------------------------------------------------------------------------------------------------------------
            DESCRIPTION OF
               OLD NOTES                             1                         2                        3

      Name(s) and Address(es) of              Note Certificate          Principal Amount         Principal Amount
         Registered Holder(s)                    Number(s)*              Of Old Note(s)             Tendered**
      (Please fill in, if blank)
---------------------------------------- --------------------------- ----------------------- -------------------------

---------------------------------------- --------------------------- ----------------------- -------------------------
                                                 Total
-------------------------------------------------------------------- ----------------------- -------------------------

* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Old Note indicated in column 2. See Instruction 2.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution _____________________________________________

     Account Number ______________  Transaction Code Number ____________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) ___________________________________________

     Window Ticket Number (if any) _____________________________________________

     Date of Execution of Notice of Guaranteed Delivery ________________________

     Name of Institution which Guaranteed Delivery _____________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Name of Tendering Institution _____________________________________________

     Account Number ______________  Transaction Code Number ____________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

     Name: _____________________________________________________________________

     Address: __________________________________________________________________

[ ]  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and New Notes) with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby, and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

         The undersigned hereby further represents that (A) it is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company,
(B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes to be issued in this Exchange Offer and (C) it is acquiring the New Notes in its ordinary course of business.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in several no-action letters issued to third parties, and that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such holders are not broker-dealers, such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes. However, the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Old Notes is an affiliate of the Company, or is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder will not be able to rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. By tendering Old Notes pursuant to the Exchange Offer and executing this Letter, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Commission to third parties, that such Old Notes held by the broker-dealer are held only as a nominee or that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

         The undersigned acknowledges that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby. All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue and deliver the New Notes (and, if applicable, a substitute Old Note representing the remaining principal balance of any Old Note exchanged only in part) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, by credit to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes issue in exchange for the Old Notes accepted for exchange (and, if applicable, a substitute Old Note representing the remaining principal balance of any Old Note exchanged only in part) and accompanying documents, as appropriate, to the undersigned at the address shown above in the box entitled "Description of Old Notes." If both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of, and deliver the certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

         The undersigned, by completing the box entitled "Description of Old Notes" on page 2 and signing this Letter, will be deemed to have tendered the Old Notes as set forth in such box on page 2.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if Notes for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter on page 7 or sent to an address other than the address appearing in the box entitled "Description of Old Notes" in this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s): _______________________________________________________________________
                             (Please Type or Print)
________________________________________________________________________________
                             (Please Type or Print)
Address: _______________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Taxpayer Identification or Social Security Number: _____________________________

(Complete accompanying Substitute Form W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

(DTC Account Number, if applicable): ___________________________________________


                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

To be completed ONLY if Notes or Old Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter or to such person(s) at an address other than shown in the box entitled "Description of Old Notes" in this Letter above.

Mail New Notes and/or Old Notes to: ____________________________________________

Name(s): _______________________________________________________________________
                             (Please Type or Print)
________________________________________________________________________________
                             (Please Type or Print)
Address: _______________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY), OR A BOOK-ENTRY CONFIRMATION, AS THE CASE MAY BE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X ______________________________________________     ___________________________
                                                                          (Date)
X ______________________________________________     ___________________________
                                                                          (Date)

If a holder is tendering any Old Notes, this letter must be signed by the registered holder(s) or DTC participant(s) exactly as the name(s) appear(s) on the Note(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (Full Title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone: _______________________________________________________

Taxpayer Identification or Social Security Number: _____________________________


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: _______________________________________________________
                                               (Authorized Signature)

________________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signature(s))

________________________________________________________________________________
               (Address (Including Zip Code) and Telephone Number
                     (Including Area Code) of Institution)

________________________________________________________________________________
                                     (Name)

________________________________________________________________________________
                                     (Title)

Dated: ___________________________________________________________________, 2004

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
                 9 7/8% SENIOR NOTES DUE 2012, WHICH HAVE BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL
                    OUTSTANDING 9 7/8% SENIOR NOTES DUE 2012
                            OF MEDCATH HOLDINGS CORP.

         1. Delivery of this Letter and Old Notes; Guaranteed Delivery Procedures. This Letter must be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

         Holders who tender their Old Notes by delivering an Agent's Message do not need to submit this Letter.

         Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes or this Letter or any other documents required hereby, or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below) (ii) on or prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, which is attached as Exhibit 99.2 of the Registration Statement of which the Prospectus forms a part, (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate number or numbers of the tendered Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, this Letter (or facsimile thereof), or an Agent's Message in lieu of this Letter, together with the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the properly completed and duly executed Letter, or an Agent's message in lieu thereof, and certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter (properly completed and duly executed), must be received by the Exchange Agent within five business days after the Expiration Date. Any holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

         The method of delivery of this Letter, certificates for the Old Notes or a Book-Entry Confirmation, as the case may be, and all other required documents is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is recommended that the mailing be made by registered mail, properly insured, with return receipt requested, and that such mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed for timely delivery. No Letter or Old Notes should be sent to the Company.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Old

Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering holder of such Old Notes (or in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the account maintained with DTC), unless otherwise provided in this Letter, as soon as practicable following the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

         2. Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-entry Transfer). Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any submitted Old Note is to be tendered, the tendering holder(s) should fill in the aggregate principal amount to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued Note representing the balance of nontendered principal of any submitted Old Notes will be sent to such tendering holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. THE ENTIRE PRINCIPAL AMOUNT OF ANY OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

         3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Notes without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter. If any tendered Old Notes are registered in different names on several Old Notes, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Old Notes.

         When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of the submitted Old Notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required. Signatures on such Old Notes or bond power must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder of any Old Notes specified herein, such Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the Old Notes (or security position listing) and the signatures on such Old Notes or bond power must be guaranteed by an Eligible Institution.

         If this Letter or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC system whose name appears on a security position listing as the holder of such Old Notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter or (ii) for the account of an Eligible Institution.

         4. Special Issuance and Delivery Instructions. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute Notes evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

         5. Tax Identification Number. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8 Certificate of Foreign Status.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 on page 12, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking-this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 28% of reportable payments made to a holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within 60 days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such 60-day to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such 60-day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 28% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

         6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

         7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

         9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

         10. Withdrawal Rights. Tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City times, on the Expiration Date. For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address on page 1 prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specifying the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility.

         All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

         11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter, the Notice of Guaranteed Delivery and other related documents, should be directed to the Exchange Agent, at the address and telephone number indicated on page 1.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

                  PAYOR'S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE                      PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     TIN:__________________________
                                AND CERTIFY BY SIGNING AND DATING BELOW.                     (Social Security Number or
                                                                                           Employer Identification Number)
                                -------------------------------------------------------- ------------------------------------
FORM W-9
                                PART 2 - TIN Applied for
                                ---------------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY      CERTIFICATION:  Under the penalties of perjury, I certify that:
INTERNAL REVENUE SERVICES       (1) the number shown on this form is my correct Taxpayer Identification Number (or I am writing for a number to be issued to me),
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding,
PAYER'S REQUEST FOR             or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup
TAXPAYER IDENTIFICATION         withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified
NUMBER ("TIN") AND              me that I am no longer subject to backup withholding, and
CERTIFICATION                   (3) I am a U.S. person (including a U.S. resident alien).

                                Signature: ________________________________________________________________________________________

                                Date: _____________________________________________________________________________________________

                                You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, twenty-eight percent (28%) of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

_______________________________________   ______________________________________
Signature                                 Date